Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

HFND	Unlimited HFND Multi-Strategy Return Tracker ETF

listed on NYSE Arca, Inc.

July 10, 2025

Supplement to the Summary Prospectus,

Prospectus and Statement of Additional Information (“SAI”),

each dated December 20, 2024, as supplemented

Effective as of the open of trading on July 16, 2025 (the “Effective Date”), the listing exchange for shares of Unlimited HFND Multi-Strategy Return Tracker ETF (ticker: HFND), a series of Tidal Trust I, will be changed from NYSE Arca, Inc. to New York Stock Exchange LLC.

Accordingly, as of the Effective Date, all references to “NYSE Arca, Inc.” in the Summary Prospectus, Prospectus and SAI are deleted and replaced with “New York Stock Exchange LLC.”

Please retain this Supplement for future reference.